G S R X
INDUSTRIES

PURE AND NATURAL CBD

OTCQB: GSRX



GSRX INDUSTRIES INC.

Forward-Looking Statements

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Spirulinex, LLC, Pure and Natural CBD, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

What is CBD?

- Cannabidiol (CBD) is one of the 100+ cannabinoids found in cannabis and hemp and has been the subject of much research due to its many and varied medical applications. But it's not only its therapeutic attributes that have sparked such widespread interest in CBD in recent years. The compound is also nonpsychoactive (meaning it does not produce the 'high' associated with cannabis use), making it a safe and effective option for patients who may be concerned about the mind altering effects of other cannabinoids such as THC.

- Oils that are CBD dominant are referred to as CBD oils, and have been shown to offer a range of health benefits that could potentially improve the quality of life for patients around the world.

Benefits of CBD

- Pain Relief
- Anti-seizure properties
- Combat Anxiety
- Fight Cancer
- Reduce risk of diabetes
- Treat sleep issues



H_3C
OH
CH_3 OH
CH_3
H_2C

cannabidiol

https://www.canabomedicalclinic.com/5-health-benefits-CBD-oils/

Current State of CBD

- According to *Hemp Business Journal*, 2017 sales for the U.S. hemp industry were $820 million overall, with sales of hemp-derived CBD products contributing $190 million to that total (Hemp Business Journal). So far the industry is on track to hit $591 million in 2018. In a study released earlier this month by MJBizDaily (MJBiz Daily Report), U.S. Hemp-driven CBD retail sales are projected to exceed $3 billion by 2022. In an article published in Rolling Stone last month, a new estimate from cannabis industry analysts the Brightfield Group indicates the overall hemp-CBD market could hit $22 billion by 2022.

- The Brightfield Group projection is predicated on passage of the 2018 Farm Bill, which has the support of Senate Majority Leader Mitch McConnell and is awaiting congressional approval. The bill, which includes the Hemp Farming Act of 2018, will remove hemp's current designation as a controlled substance. Passage will effectively legalize the crop under federal law, and will allow CBD to be legally sold in all 50 states.*



HEMP-DERIVED CBD SALES
$20B
$18B
$16B
$14B
$12B
$10B
$8B
$6B
$4B
$2B
$190M
$591M
$3B
$22B
2017
U.S.
2018
U.S.
2022
U.S.
2022
Worldwide

**Applicable laws, statutes, and ordinances may vary and change at the federal, state, and local levels. Consultation with area professionals is recommended.*

https://CBDorigin.com/is-CBD-legal/
https://www.hempbizjournal.com/size-of-us-hemp-industry-2017/
https://www.brightfieldgroup.com/post/hemp-cbd-market-to-reach-22-billion-by-2022-outpacing-the-rest-of-the-cannabis-market-combined

Current State of CBD

- Despite legal uncertainty, sales of cannabis extract booming in Texas. Texas lawmakers approved a restrictive medical cannabis law in 2015, called the Compassionate Use Act, that allows dispensaries licensed by the Department of Public Safety to make and sell CBD products that have greater percentages of active ingredients than the bulk of those now found at retail outlets. DPS only allowed 3 dispensaries to obtain licenses. Law only permits sale to patients with rare form of epilepsy and "even if it is hemp-derived produce, TX has not legalized hemp."*

- So is CBD legal? If we're talking about hemp-derived CBD, then the answer is yes. Now, the keyword here is "hemp-derived." Because CBD from hemp has no psychoactive effects, the purchase, sales, or possession of hemp derived CBD products (provided it only has trace amounts of THC) are completely legal in all 50 States. Because hemp is sometimes confused with the marijuana plant, there is still some stigma towards hemp-derived CBD, but from a legal perspective, hemp-derived CBD is completely legal and enjoys the rights of any other legal product.*

* https://www.statesman.com/news/20181012/despite-legal-uncertainty-sales-of-cannabis-extract-booming-in-texas
https://CBDorigin.com/is-CBD-legal/
https://www.businessinsider.com/cbd-oil-for-anxiety-experience-2018-10
https://healthyhempoil.com/cannabis-oil-testimonials/
https://news.therawfoodworld.com/store-newsletter/more-CBD-oil-testimonials/

Testimonials:

"After my first and any subsequent dosages, it didn't change my state of mind at all. I wasn't groggy, wired, excitable, or "high." I felt just like myself."

"The 2 years I was medicated on my 1:1 Mango Haze oil, I didn't have one(!) anxiety attack!"

"...it just relaxed me without making my head spin."

"Pain just melts away the body aches, arthritis, and you wake up after the journey feeling brand new."

I am very glad to hear this. My pain and anxiety have decreased by more than 50% since I first started using just the 250mg CBD oil. I've been able to cut my opioids painkillers down to hardly nothing.

**Applicable laws, statutes, and ordinances may vary and change at the federal, state, and local levels. Consultation with area professionals is recommended.*

GSRX + Pure and Natural CBD

- GSRX Industries Inc. plans to launch several retail stores under the name “Pure and Natural CBD” in the USA. These first stores *(anticipated to open first half of 2019)* will be based in strategic locations in several key markets in Texas. These stores will specialize in offering a broad range of health/wellness and all-natural, hemp-derived CBD products. The healthy alternative to using cannabis CBD.

- GSRX has successfully established a retail medicinal cannabis dispensary brand in Puerto Rico, with four Green Spirit RX dispensaries currently operating there, and **six** more in various phases of development and construction. **GSRX also operates a medical/adult use dispensary in Point Arena, Ca. They also have an LOI to purchase a medical/adult use dispensary in Desert Hot Spring, CA.** The Company’s plans call for repeating that success with Pure and Natural CBD, the proposed chain of retail locations dedicated to non-THC Cannabis and Hemp CBD-only products, the sale of which is freely permitted.*

SUGAR FREE | GLUTEN FREE | ZERO CARBS | ALCOHOL FREE | FAT FREE | VEGAN | LOW GLYCEMIC IMPACT


DRAGONGLASS
FLAKE & BAKE
DISSOLVES IN YOUR MOUTH
Cannabis Infused Sublingual flakes, made from 100% plant based all natural foods!
DISCREET
HEALTHY
SCIENTIFICALLY DOSED
MADE IN SF
#FLAKEANDBAKE
#GETCREATIVE
*Patent Pending


DRAGONGLASS
FLAKE & BAKE
100mg CBD

Applicable laws, statutes, and ordinances may vary and change at the federal, state, and local levels. Consultation with area professionals is recommended.

Pure and Natural CBD – Sample Products

- Through Pure and Natural CBD, GSRX plans to offer a broad selection of proprietary all-natural Hemp and Cannabis CBD products in all major product categories, including: oils; gummies; candies; edibles; sub-linguals; baked goods; topicals; pet care products; hair care; skin care; coffee and tea; vape products; bath and beauty products, and more.

- Some of the products to be sold in Pure and Natural CBD retail stores will be manufactured by majority-owned GSRX subsidiary Spirulinex, LLC, using a proprietary, all-natural process that has multiple patents pending. The process suspends cannabinoids in water to create aqueous solutions with no oils, butter or synthetic lipids.



CBD Bath Bombs



CBD Lotions

CBD Oils


CBD OIL

CBD Edibles


60 MG
GUMMIE MEN

CBD Bundles


CBD

CBD for Pets


KINGKALMCBD
KING KALM CBD

CBD Terpenes


TERPENES

CBD Capsules


CAPSULES
350 MG

CBD Creams


150MG

CBD Tea and Coffee


CBD
CALMING TEA

CBD Energy Shots


HEMP
ENERGY
CITRUS

**samples*

Spirulinex

- Formulating products with proven benefits using first all-natural, highly concentrated and activated encapsulation and suspension on the market
- Developed only dry-activated CBD powder that is all natural, gluten free, vegan, alcohol free, fat free, sugar free without using synthetic lipids
- Spirulinex was formed December. 2017 with established track record in the California Cannabis Industry as well as in Scientific research and development of protocols ensures proper methodology and consistent dosing
- The company has a robust patent pending portfolio, and continues to aggressively pursue protection for its innovations


RECOMMENDED READING FOR AN OPTIMAL EXPERIENCE
WHAT IS DRAGONGLASS?
An activated CBD sublingual flake that dissolves in your mouth. The only water based, Cannabinoid with superfood.
OUR STORY
Dragonglass is the brainchild of a scientist and a cultivator teaming up to develop an edible/sublingual free of common dietary restrictions.
INGREDIENTS
Organic Spirulina, Cannabis THC extraction, Organic dried spearmint mint leaf, Non-GMO soy lethicin
@SPIRULINEX

Spirulinex Story

- Founded by a Berkley PHD in biochemistry, who has successfully developed the only plant-based THC and CBD suspension and powdered product: SPIRULINEX™, to be manufactured and sold in our retail stores. Developed for consistent dosage and euphoric experiences for our fellow patients and collective members.

- The scientists and staff at Spirulinex are experts in cannabis genetics. They've scientifically created proprietary formulations that are completely water based.

SPIRULINEX™


DRAGONGLASS
FLAKE & BAKE
PATENT PENDING

Our Capacities



One of the most important quality of CBD is its lack of psycho-activity. Meaning, *it wont get you high.* **CBD** comes from marijuana or hemp and has dozens of medical properties from stopping seizures to relieving pain to reducing inflammation. When added to beauty products, it may produce a product with significant benefits.

INGREDIENTS:



CBD: *Antioxidant, pain relief, arthritis, muscle aches, skin cancers, moles, warts, rashes, skin allergies, overall health of hair, skin, and nails, anti-aging*



ARNICA: Bruises, swelling, pain relief, arthritis, scars insect bites, headaches
CALENDULA: Anti-inflammatory, rashes, eczema, itchy skin, sun burn, varicose veins
CALIFORNIA POPPY: Stress relief, anti-anxiety, calming, tension relief OLIVE OIL: Anti-oxidant protection
SUNFLOWER OIL: Anti-inflammatory, eczema relief, redness/irritation relief, moisturizing, anti-aging
AVOCADO OIL: High in Vitamin E, collagen producing
BEESWAX: Forms a protective barrier on skin which helps hold in moisture, anti-bacterial, anti-inflammatory
SAGE OIL: Anti-aging, antifungal, antimicrobial, antispasmodic, antibacterial, spiritual purification
LAVENDER OIL: Relieves stress and anxiety, pain relief, eczema, sleep and meditation enhancer
CYPRESS OIL: Increases circulation, varicose veins, cellulite
RED CEDAR OIL: Insect repellent, antiseptic, sedative

Pet Friendly

What are the benefits of CBD for dogs? There are a plethora of benefits from CBD that are all similar to medical marijuana through research that is still being done today. People also utilize CBD for pain relief and anti-anxiety in dogs as well.

OUR K9 SALVE INGREDIENTS:


CBD
oil

SUNFLOWER OIL: Anti-inflammatory, eczema relief, redness/irritation relief, moisturizing, anti-aging
AVOCADO OIL: High in Vitamin E, collagen producing
CHAMOMILE: Anti-spasmodic, anti-inflammatory, calming, sleep inducing, anti-anxiety, speeds wound healing
ARNICA: Bruises, swelling, pain relief, arthritis, scars insect bites, headaches
CALENDULA: Anti-inflammatory, rashes, eczema, itchy skin, sun burn, varicose veins
CBD: Antioxidant, pain relief, arthritis, muscle aches, skin cancers, moles, warts, rashes, skin allergies, overall health of hair, skin, and nails, anti-aging
BEESWAX: Forms a protective barrier on skin which helps hold in moisture, anti-bacterial, anti-inflammatory

https://cannabissupplementsforpets.com/benefits-of-cbd-for-dogs/

Austin Location

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734

- Located in one of Austin's most affluent areas, this location is easily accessible and excellent visibility from RR 620, and next to prime shopping, restaurants, residential communities, and groceries.
- A total population of 53,105 within a 5 mile radius
- Located in front of Baylor Scott & White Medical Center – Lakeway
- At a signalized intersection with traffic count 48,702 VPD

DEMOGRAPHIC SNAPSHOT

	1 MILE	3 MILES	5 MILES
2018 Total Population	3,804	16,874	53,105
2018 Average HH Income	$162,319	$153,872	$157,114
2018 Daytime Population	4,803	21,361	34,159


AVAILABLE

No lease has been executed and only LOI in place


FLINT ROCK RD
MEDICAL CENTER DR
Pharmacy

Austin Location

- Centralized location with easy highway access and adjacent to major shopping locations, restaurants, *several* residential communities, Legacy Oaks of Lakeway Assisted Living, and Baylor Scott & White Medical Center, one of the largest hospitals in Texas.



Subdivision Legend
Total Existing & Future Lot Inventory: 9,000+ Single Family Lots
Reserve at Lake Travis 120 Lots
Vizcaya at Lake Travis 500 Lots
CITY OF LAKEWAY
Rough Hollow 306 Lots
Oaks at Lakeway
Vista Ridge Shopping Center
Travis Settlement 750 Lots
Highland Village 650 Lots
Rough Hollow 2,056 Lots
West Cypress Hills 1,500 Lots
RGK Ranch 1,051 Lots
Hill Country Galleria
SITE
Peacock Ranch 1,390 Acres +/- 1,000 Lots
Peacock Ranch +/- 1,200 Lots
Sweetwater 1,556 Lots
Serene Hills 323 Lots
Bella & Terra Colinas 479 Lots
Canyonside at Falconhead West 66 Homes
Belvedere 225 Lots
Vistancia 79 Lots
Rocky Creek 379 Lots



Tuscan Village at Lakeway
Creekside at Lakeway
Lohmans Spur Rd
Lohmans Crossing Rd
Neville Wood Ct
Ameno Dr
Schram Ranch
Far Vela Ln
Flintrock Trace
Flint Rock Rd
SITE
48,702 VPD
Wild Cherry Dr
Proposed Medical Offices 70k - 100k SF
Medical Pkwy
Assisted Living 150 Beds
Independent Senior Living 150 Beds
The Estates at Cherry Mountain
Spillman Loop
Lake Travis High School



EMERGENCY
Hospital

Austin Location


SITE
Flint Rock Rd
48,702 VPD
Wild Cherry Dr
BaylorScott&White
Proposed
Medical
Offices
70k - 100k SF
GODDARD SCHOOL
Medical Pkwy
Assisted Living
150 Beds
Independent
Senior Living
150 Beds
Spillman Loop

- Legacy Oaks of Lakeway Assisted Living provides relaxation and ease of living with 150 beds in a boutique-style setting.

- Lake Travis Independent Living provides a picturesque home base for seniors who want to live full, independent lifestyles with 150 beds.

- With a reputation for quality and innovation, **Baylor Scott & White hospitals** recently received more national rankings and high-performing ratings from U.S. News & World Report's "Best Hospitals" ratings than any other health system in Texas.









Austin Income Data

Estimated Population: ***950,715***



Income distribution in Austin (%)
$30-40k (8%)
$75-100k (13%)
$40-50k (8%)
$125-150k (5%)
$50-60k (8%)
$100-125k (10%)
$20-30k (8%)
$10-20k (6%)
$150-200k (7%)
$60-75k (10%)
> $200k (9%)
< $10k (6%)



Income distribution in Texas (%)
$30-40k (10%)
$75-100k (12%)
$40-50k (9%)
$125-150k (5%)
$50-60k (8%)
$100-125k (9%)
$20-30k (10%)
$10-20k (9%)
$150-200k (6%)
$60-75k (10%)
> $200k (6%)
< $10k (7%)

http://www.city-data.com/income/income-Austin-Texas.html

Austin Income Data

Dominate Tapestry Segmentation		
1 Mile Radius		
Tapestry Segment	**Percent (%)**	**Cumulative Percent (%)**
Boomburbs	64.1%	1.7%
Top Tier	25.3%	1.7%
Soccer Moms	10.5%	2.9%
3 Mile Radius		
Boomburbs	33.7%	1.7%
Exurbanites	33.0%	1.9%
Soccer moms	15.3%	2.9%



Austin Income Data



Distribution of median household income by age in 2016 (number of people)
30k
20k
10k
0k
< $10k
$10k-$15k
$15k-$20k
$20k-$25k
$25k-$30k
$30k-$35k
$35k-$40k
$40k-$45k
$45k-$50k
$50k-$60k
$60k-$75k
$75k-$100k
$100k-$125k
$125k-$150k
$150k-$200k
> $200k
under 25
25 - 44
45 - 64
over 64

http://www.city-data.com/income/income-Austin-Texas.html

Austin Location Turnkey Joint Venture

Turnkey Price	
Store Finish Out	$100,000
Inventory (wholesale pricing)	$75,000
Operating Cash	$75,000
Administration (legal, accounting, consulting, etc.)	$100,000
Total	*$350,000 : 49% Ownership*

GSRX INDUSTRIES

PURE AND NATURAL CBD

OTC: GSRX


20X/0.45

GSRX INDUSTRIES INC.